ACCOUNTS RECEIVABLE	6 Months Ended
Jun. 30, 2021
ACCOUNTS RECEIVABLE
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable are primarily agent service fee receivable due from the customers - real estate developers and are recognized and carried at the amount billed to a customer, net of allowance for expected loss from doubtful accounts.

At June 30, 2021 and December 31, 2020, accounts receivable and allowance for doubtful accounts consisted of the following:

	June 30,	December 31,
	2021	2020
Accounts receivable	$3,723,406	$4,077,820
Allowance for doubtful accounts	(53,129)	(15,477)
Accounts receivable, net	$3,670,277	$4,062,343

The Group maintains an allowance for doubtful accounts which required significant judgments by management. The Company establishes a provision for doubtful accounts receivable when there is objective evidence that the Company may not be able to collect the receivables when due. The allowance is based on management’s best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. Based on customers’ credit, business, financial status, payment history and ongoing relationship, management makes conclusions on whether any balances outstanding at the end of each reporting period will be deemed uncollectible on an individual basis and on an aging trend analysis basis. Accounts receivable balances are written-off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable.

As of June 30, 2021, the Group reserved $53,129 of allowance for doubtful accounts, which consisted of a 100% reserve from one customer due to collectability, and a 5% reserve from six customers with receivable age between 180 days and 365 days.

As of December 31, 2020, the Group reserved $15,477 of allowance for doubtful accounts, which was 20% of the accounts receivable with age more than one year from two customers due to the collectability issues.

Major Customers

For the six months ended June 30, 2021, the Group had three major customers (projects). Revenue from each of these customers was over 9% of the Group’s total revenue. Revenue from these top three customers represented approximately 69% of the Group’s total revenue, with 38%, 22%, and 9%, respectively, from Taida Shang Qing Cheng, Ge Diao Ping Yuan, and Ge Diao Liu Yuan. The accounts receivable from these three customers (projects) were $1,962,703, $481,591, and $220,227, respectively, as of June 30, 2021.

For the six months ended June 30, 2020, the Group had three major customers (projects). Revenue from each of these customers was over 10% of the Group’s total revenue. Revenue from these top three customers (projects) represented approximately 64% of the Group’s total revenue, with 34%, 19%, and 11%, respectively, from Taida Shangqingcheng, Wanke Xilu, and Gediao Pingyuan. The accounts receivable from these three customers (projects) were $1,202,622, $591,815, and $272,813, respectively, as of June 30, 2020.